Q4 & FY 2025 SHAREHOLDER LETTER | UNLOCK THE SKIES LETTER TO SHAREHOLDERS

Q4 & FY 2025 SHAREHOLDER LETTER | UNLOCK THE SKIES 2 PILOTED VTOL OPS ON TRACK FOR EIPP & UAE WITH EXPANDED MIDNIGHT FLEET TARGETING FIRST PASSENGER FLIGHTS IN 2026 RECORD 2025 YEAR-END LIQUIDITY OF ~$2B EXPANDED DEFENSE OPPORTUNITIES DUAL–USE HYBRID AIRCRAFT + POWERTRAIN SALES FAA MEANS OF COMPLIANCE 100% COMPLETE FIRST TO ACHIEVE THIS CERTIFICATION MILESTONE FOR AN EVTOL AIRCRAFT *Passenger-carrying operations are intended to begin with additional occupant(s) beyond a pilot.

Q4 & FY 2025 SHAREHOLDER LETTER | UNLOCK THE SKIES 3 Dear Shareholders, I founded Archer with the vision to build the world's first certified electric air taxi. That vision evolved over the last seven years. Today, Archer is a next-generation aerospace company building the technologies that will power the next 100 years of vertical flight across commercial and defense. It is often forgotten that Archer was founded more than a decade after others in the industry. We entered the development cycle at a key inflection point: the foundational technologies were ready for commercialization and we were still early enough to help shape the regulatory framework. We did not have legacy tech debt, so we developed a clean sheet design using a first principles approach, focused on finding the most efficient path to certification and commercialization. We’ve assembled what I believe to be the best team in aerospace and gave them a clear mandate. I believe our strategy is paying off in ways the market is only beginning to understand. A few months ago, we added a new Midnight aircraft to our fleet. It completed ground testing faster than any before it and is now flying piloted vertical takeoff and landing operations at our flight test facility in California. Later this year, we plan to deploy additional piloted Midnight aircraft in American cities through the White House's eVTOL Integration Pilot Program (eIPP) and in the UAE through our commercial launch program. Everything we have built over the past seven years is converging. Let me walk you through how we got here and what you can expect in 2026. Flight Test & Manufacturing Last year, our pilots took Midnight through its CTOL campaign: flights of over 50 miles, in excess of 30 minutes of flight time, altitudes above 10,000 feet, and speeds of 150 miles per hour. The FAA recently issued our newest Midnight aircraft its special airworthiness certificate and with its piloted VTOL campaign underway it will progress through increasingly advanced test points as it works toward piloted transition flight in the coming months. We will continue to expand our Midnight fleet and the flight envelope throughout 2026, with several aircraft in various stages of completion across our facilities in Georgia and California, supporting our planned TIA activities with the FAA as soon as this year.

Q4 & FY 2025 SHAREHOLDER LETTER | UNLOCK THE SKIES 4 Commercial Launch On the commercial front, we plan to begin operating Midnight this year, both in American cities as part of the eIPP and in the UAE as part of our commercial launch program. Last year, President Trump signed an Executive Order, "Unleashing Drone Dominance," that established a White House mandate to accelerate air taxi deployments in American cities. Since then, my team and I have been working directly with the DOT and FAA to help ensure this program positions our country to lead the world in this new category. We have submitted applications across California, Florida, Texas, Georgia, and New York. The first time I saw a Waymo on the road in San Francisco, it was a big deal. Now, self-driving cars are just part of everyday life there. I believe the eIPP will do the same thing for air taxis. Every safe flight builds towards public acceptance, and we need to build that acceptance in parallel with our certification efforts. Our launch program in the UAE is built around the same premise. We have been working closely with the GCAA, the UAE's federal aviation regulator, over the past year to determine the most appropriate regulatory pathway. Together, we chose a Restricted Type Certificate approach, and Archer is the first eVTOL manufacturer to establish this pathway with the GCAA. Last year, we initiated hot weather flight testing with Midnight in Abu Dhabi, and this year, we are on track to deliver additional piloted Midnight aircraft for passenger operations. In parallel, our team continues building out our network of vertiports across Abu Dhabi. Our progress in the U.S. and the UAE continues to catalyze our global demand. Our order book* is in the billions, with seven of the world's largest airlines choosing to partner with us. In Q4, Saudi Arabia's PIF partnered with Archer to deploy aircraft**, starting with Red Sea Global**. Korean Air selected us as its exclusive partner, and our consortium with Japan Airlines was selected to support commercialization in both Osaka and Tokyo. Certification This quarter, we reached a key milestone: the FAA confirmed its final acceptance of 100% of the 797 Means of Compliance for our Midnight aircraft. I believe this makes us the first *Order book values represent the Company’s estimate based on an indicative $5M per aircraft price. This is only a prediction and actual results may differ materially due to a variety of factors. In general, our agreements related to aircraft orders remain conditional, subject to the execution of further definitive agreements and the satisfaction of certain conditions. **Agreements with the partners discuss above remain conditional, subject to the execution of further definitive agreements and the satisfaction of certain conditions.

Q4 & FY 2025 SHAREHOLDER LETTER | UNLOCK THE SKIES 5 to achieve this milestone with the FAA. I am proud of our team for getting us there first. Completing our Means of Compliance unlocks our ability to finalize the acceptance of our remaining certification plans with the FAA. We expect those to be resolved in the coming quarters, clearing the path for Type Inspection Authorization (TIA) work to begin on our Midnight program as soon as this year. To simplify our path to certification, we designed Midnight to be as close to a Part 23 airplane as possible. We chose not to reinvent what did not need reinventing. We vertically integrated only where necessary, the powertrain and flight control software, because no supply base existed for those, and we partnered with Tier 1 aerospace suppliers for the rest. The result: Midnight requires only 17 issue papers with 13 being industry-standard and 4 unique to our design and battery pack. The more novel the aircraft design, the more issue papers it requires, and the more certification risk it carries. We have been disciplined about working within the defined pathway, and that discipline is the reason I expect we will continue to progress more quickly than others. Over the last seven years, what I have learned is that the hardest part of designing an eVTOL aircraft is perfecting the balance between (1) performance, (2) certification, and (3) mass manufacturability. You can design and build an eVTOL that performs beautifully. But try to certify it, and meeting the FAA's standards often requires you to add complexity and weight. That weight hurts performance and the complexity makes it harder to manufacture at scale. The design falls on its face. The key is solving all three simultaneously, and that is what we as an industry are all grappling with. Midnight’s aft propellers are a design trade we get asked about. Our team explored two-, three-, and four-bladed options. Two-bladed carried the most mechanical complexity and required dampeners that added weight. Four-bladed eliminated the dampeners, saving weight, but impacted drag. Because the two-bladed solution increased complexity in ways that made the aircraft harder to certify and manufacture, we chose four blades. Four reduces complexity, makes certification more straightforward, and maintains manufacturability with minimal performance impact. Another design choice worth explaining: we built Midnight to certify both vertical and conventional takeoff and landing. VTOL is what makes air taxis possible in cities, but CTOL

Q4 & FY 2025 SHAREHOLDER LETTER | UNLOCK THE SKIES 6 capability gives Midnight two distinct advantages. First, safety: in an emergency, Midnight can land conventionally without putting pilots or passengers at risk. Second, operational flexibility: a conventional takeoff uses far less energy than a vertical one, so when a runway is available on one leg of a trip, we’ll have the option to use it, extending range and reducing charge time. These are the kinds of pragmatic design choices we made that I believe will give Midnight the winning hand. Defense The defense industry is shifting its focus from expensive, exquisite systems to autonomous, attritable platforms built for scale. On the fixed-wing side, you have already seen this with collaborative combat aircraft like Anduril's Fury, designed to fly alongside existing piloted fighter jets. That same transformation is coming to rotorcraft and is the opportunity we are trying to seize. Our partnership with Anduril is at the core of our defense strategy, and it continues to accelerate. We are designing an autonomous, hybrid-electric VTOL aircraft built for dual use. For defense, it will fly alongside armed reconnaissance attack helicopters as a loyal wingman. The aircraft is designed to meet the needs of the U.S. and its allies for decades to come. For commercial customers, the aircraft will be tailored for cargo or medevac. To support this effort, we opened a new engineering hub in Bristol, UK, and have already hired a team of 20+ local engineers. We have also found select opportunities to adapt the proprietary technologies we have built for our commercial aircraft and bring them to other applications. In November, we announced our first third-party powertrain deal with Anduril and EDGE Group to power their Omen autonomous air vehicle. Anduril spent five years searching for a propulsion solution for Omen. They chose ours because our powertrain de-risks their path to scaled production. Autonomy Autonomy in aviation is fundamentally different from autonomy on the ground. With cars, the challenge is building systems that handle the entire driving task end to end. In aviation, autopilot already manages the vast majority of a commercial flight. Pilots handle taxiing, takeoff, and landing. The challenge is bringing automation to the air traffic control system.

Q4 & FY 2025 SHAREHOLDER LETTER | UNLOCK THE SKIES 7 The current system relies on legacy communications, such as VHF voice radio, that cannot support the continuous exchange of telemetry, intent, and situational awareness that autonomy requires. President Trump's One Big Beautiful Bill allocated a historic $12.5 billion to modernize the air traffic control system in the U.S. Autonomy requires a modern data backbone to support continuous exchange of telemetry, intent, and situational awareness between aircraft, ground stations, and supporting infrastructure. We are working to build a full-stack solution that will help bring autonomy to our airspace and plan to unveil our first software product in this category later this year. We are positioning Archer to be ready for this shift and plan to use our recently acquired Hawthorne Airport as a testbed for these technologies. Over the last year, we put the key pieces in place. We partnered with Palantir to build the AI foundation for next-generation air traffic control, movement control, and route planning. We are working with NVIDIA to integrate their IGX Thor platform into Midnight, which will enable real-time onboard computing for safety-critical autonomy applications. And we are working with SpaceX's Starlink to bring high-speed, low-latency connectivity to our aircraft. You cannot build an autonomous aviation system without resilient, high-bandwidth connectivity. Liquidity We ended Q4 with approximately $2 billion in liquidity. Operating in a capital-intensive sector, that matters. It positions us to fund what matters. Our team knows that every dollar we spend shortens the runway we have to build a generational company. We must continue to be ruthless about cutting anything that does not earn its place. My job is to drive execution: fly aircraft, deploy them in cities, complete certification, scale manufacturing, and deliver to the customers who are waiting. Thank you to our team, our partners, the government agencies, and our shareholders that all play a part in our success. Deep tech is extremely challenging, and you give us the ability to pursue it. I do not take your support for granted, and we will work every day to continue to earn it. Adam Goldstein Founder & Chief Executive Officer

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Q4 & FY 2025 SHAREHOLDER LETTER | UNLOCK THE SKIES 14 Forward-Looking Statements & Disclaimers This shareholder letter contains forward-looking statements under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements reflect our expectations, plans, and opportunities for the future, including the design, safety and target specifications of its aircraft; size and value of our aircraft order book, pace of design and regulatory outlook, including pir ability to ability to finalize remaining certification plans with the FAA and the selection of Archer to participate in the eIPP and our planned trial operations; our ability to timely develop, certify, test, manufacture and deploy its eVTOL aircraft in the U.S. and UAE, or our ability to do so at all; air taxi network buildout, planned operations, and the goal of carrying our first passengers in 2026; plans to deploy autonomy aviation systems; expansion of our planned lines of business and development of new business opportunities, including hybrid aircraft and defense programs and UK engineering hub; plans and anticipated benefits of acquisitions, strategic investments, and collaborations with third parties. In some cases, forward-looking statements can be identified by terms such as "may," "will," "appears," “should," "expects,”plans," "anticipates," "could," "intends," "target," "projects,” contemplates," "believes," "estimates,” “predicts,” ”potential,ˮ or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause the Companyʼs actual results, performance, or achievements to differ materially from results expressed or implied in this letter. Investors are cautioned not to place undue reliance on these statements, and reported results should not be considered as an indication of future performance. Some statements relate to agreements that are conditional on execution of definitive agreements and satisfaction of certain requirements. These agreements may not be completed or could differ materially from current expectations. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: the early stage nature of our business and our past and projected future losses; our ability to design, manufacture, and commercialize our aircraft; risks associated with indicative orders from certain third parties for our aircraft, which are subject to the satisfaction of certain conditions and/or further negotiation and reaching mutual agreement on certain material terms, and the risk that such parties cancel such orders or never place them; the early nature of our defense program and our ability to win bids to develop defense aircraft and technologies; government spend for the air traffic control system; our ability to market eVTOL aircraft, attract customers and compete with existing and new competitors in existing and new markets; risks related to infrastructure development, vertiport availability, airspace integration, and municipal permits; ability to obtain any required certifications, licenses, approvals, or authorizations from governmental authorities; ability to timely achieve business milestones, or at all, such as scaling manufacturing while maintaining quality, reliability, safety and regulatory compliance; our dependence on suppliers for aircraft parts and components; tariffs, export controls or other trade restrictions; natural disasters, public health outbreaks, economic, social, weather, growth constraints or other circumstances affecting metropolitan areas; the potential for losses and adverse publicity stemming from any aircraft accidents, especially those involving electric aircraft or lithium-ion batteries, or our test flights; risks associated with indexed price escalation clauses in aircraft contracts; ability to hire, train, and retain key and highly specialized technical and operational personnel litigation, including intellectual property claims;capital market volatility and access to financing on acceptable terms; federal government shutdown; and cybersecurity risks. Additional risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in our filings with the Securities and Exchange Commission ("SEC"), including our most recent Annual Report on Form 10-K, which is or will be available on our investor relations website at http://investors.archer.com and on the SEC website at www.sec.gov. All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this shareholder letter or to conform these statements to actual results or revised expectations, except as required by law.

Q4 & FY 2025 SHAREHOLDER LETTER | UNLOCK THE SKIES